                                                                  EXHIBIT 24.1



                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ RONALD J. GIDWITZ
                                                   --------------------------
                                                        Ronald J. Gidwitz

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ MARSHALL L. BURMAN
                                                   --------------------------
                                                       Marshall L. Burman

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ CHARLES G. COOPER
                                                   --------------------------
                                                       Charles G. Cooper

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ GERALD S. GIDWITZ
                                                   --------------------------
                                                       Gerald S. Gidwitz

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ MICHAEL GOLDMAN
                                                   --------------------------
                                                       Michael Goldman

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ BETSY R. GIDWITZ
                                                   --------------------------
                                                       Betsy R. Gidwitz

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ JOHN C. STETSON
                                                   --------------------------
                                                       John C. Stetson

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ ABBIE J. SMITH
                                                   --------------------------
                                                       Abbie J. Smith

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Ronald J. Gidwitz and Roy A. Wentz, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign the registration statements on Form S-8 relating to Helene Curtis Industries, Inc's 1991 Stock Option Plan, 1992 Stock Option Plan, All-Employee Stock Option Program and Director Stock Option Plan, and any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorney-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of January, 1996.




                                                   /s/ GILBERT P. SMITH
                                                   --------------------------
                                                       Gilbert P. Smith